Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Ben Errez, the Principal Financial Officer of GreenBox POS (the “Company”), hereby certify that, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge:

1.

The Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2020 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Ben Errez
Name:	Ben Errez
Title:	Executive Vice President (Principal Financial Officer)

Date: August 14, 2020